UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 24, 2023

BOXLIGHT CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number 001-37564

Nevada	8211	46-4116523
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)

BOXLIGHT CORPORATION

2075 Premiere Parkway, Ste. 900

Duluth, Georgia 30097

(Address Of Principal Executive Offices) (Zip Code)

678-367-0809

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.0001 per share	BOXL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Materially Definitive Agreement

On April 24, 2023, Boxlight Corporation, a Nevada corporation (the “Company”), entered into a third amendment (the “Third Amendment”) to the credit agreement (the “Credit Agreement”) with Whitehawk Capital Partners, LP, as collateral agent (the “Collateral Agent”), and Whitehawk Finance LLC (the “Lender”). The Third Amendment serves to amend the Credit Agreement, originally entered into on December 31, 2021, as amended on April 4, 2022 and June 21, 2022, between the Company and all of its direct and indirect subsidiaries, the Collateral Agent and the Lender pursuant to which the Company received an initial $58.5 million term loan on December 31, 2021. The Third Amendment was entered into for purposes of the Lender funding an additional $3.0 million delayed draw term loan (the “Additional Draw”). The Additional Draw was funded on April 24, 2023, must be repaid on or prior to September 29, 2023, is not subject to any prepayment penalties, and adjusts certain terms to the Credit Agreement, including adding test period end dates and corresponding Senior Leverage Ratios (as defined in the Credit Amendment) and revising the minimum liquidity requirements that the Company must maintain compliance with pertaining to certain Borrowing Base Requirements (as defined in the Credit Agreement), among other adjustments.

The foregoing description of the Third Amendment to the Credit Agreement does not purport to describe all of the material terms of such agreement and is qualified in its entirety by reference to such document, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 1.01 above is incorporated herein by reference. In connection with the Third Amendment to the Credit Agreement, the Company executed and provided a notice of borrowing (the “Notice of Borrowing”) to the Collateral Agent giving notice that the Company was requesting a loan under the Credit Agreement in the aggregate principal amount of $3,000,000 (the “Loan”). The Loan closed on April 24, 2023.

The foregoing description of the Notice of Borrowing does not purport to describe all of the material terms of such agreement and is qualified in its entirety by reference to such document, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Third Amendment to Credit Agreement, dated April 24, 2023, between Boxlight Corporation, its subsidiaries, Whitehawk Capital Partners, LP and Whitehawk Finance LLC.

10.2	Notice of Borrowing, dated April 24, 2023, from Boxlight Corporation addressed to Whitehawk Capital Partners, LP.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2023

BOXLIGHT CORPORATION

By:	/s/ Michael R. Pope
Name:	Michael R. Pope
Title:	Chief Executive Officer